UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2018

SUNOCO LP

(Exact name of registrant as specified in its charter)

Delaware	001-35653	30-0740483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8020 Park Lane, Suite 200

Dallas, TX 75231

(Address of principal executive offices)

Registrant’s telephone number, including area code: (832) 234-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously reported by Sunoco LP, a Delaware limited partnership (the “Partnership”), on the Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on April 6, 2017, certain subsidiaries of the Partnership entered into that certain Asset Purchase Agreement (the “Purchase Agreement”), dated as of April 6, 2017, by and among Susser Petroleum Property Company LLC, a Delaware limited liability company (“PropCo”), Sunoco Retail LLC, a Pennsylvania limited liability company (“Sunoco Retail”), Stripes LLC, a Texas limited liability company (“Stripes”), Town & Country Food Stores, Inc., a Texas corporation (“Town & Country”), MACS Retail LLC, a Virginia limited liability company (“MACS,” and, together with PropCo, Sunoco Retail, Stripes and Town & Country, referred to herein collectively as “Sellers,” and each, individually, as a “Seller”), 7-Eleven, Inc., a Texas corporation (“7-Eleven”) and SEI Fuel Services, Inc., a Texas corporation and wholly-owned subsidiary of 7-Eleven (“SEI Fuel,” and, together with 7-Eleven, referred to herein collectively as “Buyers,” and each, individually, as a “Buyer”), and certain other named parties for the limited purposes set forth therein.

On January 8, 2018, the Partnership entered into a letter agreement (the “Letter Agreement”) by and among Sellers and Buyers to extend the outside date of the Purchase Agreement to January 24, 2018.

On January 23, 2018, the Partnership entered into that certain Amended and Restated Asset Purchase Agreement (the “A&R Purchase Agreement”), by and among Sellers, Buyers and certain other named parties for the limited purposes set forth therein, pursuant to which the Parties agreed to amend and restate the Purchase Agreement to reflect certain commercial agreements and updates made by the parties in connection with consummation of the transactions contemplated by the Purchase Agreement.

The foregoing description of the A&R Purchase Agreement is only a summary of such agreement, does not purport to be complete, and is subject to, and qualified in its entirety by reference to (i) the A&R Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference, (ii) the Purchase Agreement and the corresponding Current Report on Form 8-K filed on April 6, 2017, which is incorporated herein by reference and (iii) the Letter Agreement and the corresponding Current Report on Form 8-K filed on January 8, 2018, which is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On January 23, 2018, Sellers completed the disposition of certain assets pursuant to the A&R Purchase Agreement. Under the A&R Purchase Agreement, Sellers agreed to sell a portfolio of 1,112 company-operated retail fuel outlets in 19 geographic regions, together with ancillary businesses and related assets, including the Laredo Taco Company (the “Business”), for an aggregate purchase price of approximately $3.3 billion, payable in cash, plus the value of inventory at the closing of the transactions contemplated by the A&R Purchase Agreement and the assumption of certain liabilities related to the Business by Buyers. The purchase price is subject to certain adjustments, including (i) those relating to specified items that arise during post-signing due diligence and inspections and (ii) individual properties not ultimately being acquired by Buyers due to the failure to obtain necessary third party consents or waivers or because either Buyers or Sellers exercise their respective rights, under certain circumstances, to cause a specific property to be excluded from the transaction.

Item 7.01.	Regulation FD Disclosure.

On January 23, 2018, the Partnership issued a press release announcing the completion of the transaction contemplated by the A&R Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as otherwise expressly stated in such filing.

Cautionary Statement Relevant to Forward-Looking Information

This Current Report on Form 8-K includes forward-looking statements regarding future events. These forward-looking statements are based on the Partnership’s current plans and expectations and involve a numbers of risks and uncertainties that could cause actual results and events to vary materially from the results and events anticipated or implied by such forward-looking statements. For a further discussion of these risks and uncertainties, please refer to the “Risk Factors” section of the Partnership’s most recently filed Annual Report on Form 10-K and in other filings made by the Partnership with the Securities and Exchange Commission. While the Partnership may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so, even if new information becomes available.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Exhibit Description

2.1	Amended and Restated Asset Purchase Agreement by and among Susser Petroleum Property Company LLC, Sunoco Retail LLC, Stripes LLC, Town & Country Food Stores, Inc., MACS Retail LLC, 7-Eleven, Inc. and SEI Fuel Services, Inc., and, solely for the limited purposes referenced therein, Sunoco, LP, Sunoco Finance Corp. and Sunoco, LLC, dated as of January 23, 2018.*

99.1	Press Release dated January 23, 2018.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Partnership hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission; provided, however, that the Partnership may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO LP

/s/ Thomas R. Miller
By:	Thomas R. Miller
Title:	Chief Financial Officer

Dated: January 24, 2018

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